UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                SANTANDER BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


          ----------------------------------------------------------------------

     (4)  Date Filed:


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

[LOGO]
Santander
BanCorp
--------------------------------------------------------------------------------

207 Ponce de Leon Avenue
San Juan, Puerto Rico 00918

March 26, 2003

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of Stockholders of Santander BanCorp. The meeting will be held on April 30, 2003 at 10:00 a.m. at Room A of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico. The formal notice and proxy statement for this meeting are attached to this letter.

It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person, if you desire, but returning your proxy card will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

I thank you for your cooperation.

Sincerely,


/s/ Jose R. Gonzalez

Jose R. Gonzalez
President & Chief Executive Officer

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918

                          ____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Wednesday, April 30, 2003
                          ____________________________

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Santander BanCorp (the "Meeting") for the year 2003 will be held at 10:00 a.m. on Wednesday, April 30, 2003, at Room D of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:

                        (1)   To elect four (4) directors for a three-year term;

                        (2) To ratify the appointment of Deloitte & Touche, LLP as the Corporation's independent accountants for year 2003;

                        (3) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

      Stockholders of record at the close of business on March 19, 2003 are entitled to notice of and vote at the Meeting.

                                             By Order of the Board of Directors,


                                             /s/ Enrique R. Ubarri Baragano

                                             Enrique R. Ubarri Baragano, Esq.
                                                         Secretary

San Juan, Puerto Rico
March 26, 2003

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. YOU IN WRITING OR IN PERSON MAY REVOKE ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918
                                _________________

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                     To be held on Wednesday, April 30, 2003

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Santander BanCorp (the "Corporation") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Wednesday, April 30, 2003 at Room D of The Bankers Club of Puerto Rico, Penthouse, 209 Munoz Rivera Avenue, San Juan, Puerto Rico and any adjournment thereof. Enclosed with this Proxy Statement is the Annual Report to shareholders, including the consolidated financial statements of the Corporation for the year ended December 31, 2002, duly certified by Deloitte & Touche, LLP, as independent public accountants. This Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 26, 2003.

      All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the meeting in accordance with stockholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement. A stockholder may revoke the accompanying proxy at any time before it is voted; either by delivering a subsequent duly executed proxy or other written notice of revocation to the President or Secretary of the Corporation at its above address or by attending the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, approval of the Corporation's consolidated financial statements, the election of any person as director if any nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                             SOLICITATION OF PROXIES

      The Corporation will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting, this Proxy Statement and the proxy card. The Corporation has retained the services of Chase Mellon Shareholders Services, which also acts as the Corporation's Transfer Agent, to assist the Corporation in the solicitation of proxies for this Annual Meeting. The fee to be paid to such proxy solicitation firm should not exceed $4,000, plus reimbursement of all out-of-pocket expenses. Brokerage house and other nominees, fiduciaries and custodians who are holders of record of shares of the Corporation's Common Stock, $2.50 par value per share (the "Common Stock"), will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Corporation for their expenses in connection therewith at customary and reasonable rates. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation.

                VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

      The only outstanding voting securities of the Corporation are shares of its Common Stock, par value $2.50 per share. Each stockholder of record at the close of business on March 19, 2003 is entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof. On that date, excluding shares held as treasury stock, there were 42,403,954 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a simple majority of the shares entitled to vote will constitute quorum for the Annual Meeting. Abstention from voting, which may be specific on all matters except the election of directors, will be considered shares present and entitled to vote on all matters and, accordingly, will have the same effect as a vote against a matter. Broker non-votes are included in the determination of the number of shares present and voting: however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes are not counted as votes for or against a particular proposal.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

      The following tables set forth, as of March 1, 2003, certain information concerning ownership of each class of equity securities of the Corporation by:
(i) each person who is known by the Corporation to own beneficially more than 5% of the equity securities of the Corporation, (ii) each current director individually, (iii) the chief executive officer and the four most highly compensated officers other than the chief executive officer and (iv) all current directors and executive officers of the Corporation as a group. Each of the persons and groups listed below has sole voting (if applicable) and investment power with respect to the securities shown.

Principal Holders of Common Stock

                                                                              Percentage of
                                                   Amount of Beneficial    Outstanding Voting
                                                        Ownership              Securities
                                                   --------------------    ------------------
Banco Santander Central Hispano, S.A. ("SCH")          37,588,726(1)             88.64%
Gonzalo de las Heras .........................                 --                   --
Jose R. Gonzalez .............................              2,210                    *
Victor Arbulu ................................                 --                   --
Victor Barallat Lopez ........................                 --                   --
Maria Calero .................................              7,281                    *
Roberto Cordova ..............................                 --                   --
Carlos M. Garcia .............................             15,000                    *
Vicente Gregorio .............................                 --                   --
Adolfo Lagos .................................                 --                   --
Roberto H. Valentin ..........................              3,427                    *
Luis M. Vinuela ..............................                 --                   --
Jesus Zabalza ................................                 --                   --

Total Shares owned by Current Directors and
Current Executive Officers, as a group .......             27,918                    *

* Less than 1%

(1) Includes shares of common stock owned by its subsidiaries.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its 2002 fiscal year, pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation has no knowledge that any person subject to Section 16(a) has failed to file the required forms.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

                               BOARD OF DIRECTORS

      The Corporation's By-laws give the Board the power to set, by resolution of an absolute majority of the board of directors, the number of directors at no less than five nor more than eleven and always an odd number. The Board has fixed the number of directors at eleven. The Corporation currently has eleven directors. Article Fifth of the Corporation's Articles of Incorporation and of
Section 2 of Article II the Corporation's By-Laws establishes the structure of election of members of the Board of Directors with three classes of directors. It provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified.

      Regular meetings of the Board of Directors are held at least quarterly. Special Board meetings are held when called by or at the request of the Chairman, the President or one third of the directors.

      The following are directors of the Corporation whose term expires at the Annual Meeting. The table below contains information regarding the nominees for election as directors.

             Name                                   Occupation                           Age         Director Since
             ----                                   ----------                           ---         --------------

                                                       CLASS C
     Gonzalo de las Heras           Chairman of the Board of Directors of the            62               2000
                                                   Corporation
                                           Executive Vice President SCH
    Victor Barallat Lopez                Director of Financial Resources                 46               2000
                                            and Business Development,
                                            Latin America Division SCH
       Vicente Gregorio                             Consultant                           51               2003
        Jesus Zabalza                           Managing Director                        44               2002
                                            Latin America Division SCH

      The term of the following directors whose term does not expire at the Annual Meeting. The table below contains information of said directors.

                                         CLASS A (Term Expires in One Year)
         Maria Calero                        Executive Vice President                    50               2001
                                     Corporate Comptroller of the Corporation
         Adolfo Lagos                  President, Banco Santander Mexicano               54               2002
                                                     VACANCY

                                        CLASS B (Term Expires in Two Years)

        Victor Arbulu                               Consultant                           61               2002
       Jose R. Gonzalez             President & Chief Executive Officer of the           48               2000
                                                   Corporation
     Roberto H. Valentin                         Private Investor                        62               2000
       Carlos M. Garcia            President, Santander Securities Corporation           31               2002
                                   Executive Vice President of the Corporation

      There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Corporation by blood, marriage or adoption (excluding those that are more remote than first cousin).

      There are no cumulative voting rights for the election of directors. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy card to vote for the nominees listed thereby. In the event that any nominee becomes unavailable for any reason, which the Board does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board to replace the nominee.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR DIRECTORS NAMED HEREIN. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                                    OFFICERS

      The Corporation's executive officers are appointed by the Board of Directors and hold office at its discretion. Listed below are the Corporation's directors and executive officers, their respective positions and certain biographical information as of March 1, 2003.

Director*                                                                  Age           Director of the
---------                                                                  ---           ---------------
                                                                                        Corporation Since
                                                                                        -----------------
Gonzalo de las Heras............         Director and Chairman             62                2000
Jose R. Gonzalez................         Director and Vice Chairman        48                2000
Victor Arbulu...................         Director                          61                2002
Victor Barallat Lopez...........         Director                          46                2000
Maria Calero....................         Director                          50                2000
Carlos M. Garcia................         Director                          31                2002
Vicente Gregorio................         Director                          51                2003
Adolfo Lagos....................         Director                          54                2002
Roberto H. Valentin ............         Director                          62                2000
Jesus M. Zabalza................         Director                          44                2002

----------

* As of March 1, 2003 the Board of Directors had a vacancy which it is not expected to be filled prior to the Annual Meeting. It is the intention of the Board of Directors to fill this vacancy in accordance with the By-laws of the Corporation with an independent director.

Executive Officers                                                                  Age           Officer of the
------------------                                                                  ---           --------------
                                                                                                Corporation Since:
                                                                                                ------------------
Jose R. Gonzalez....................                  President &                   48                 2001
                                                Chief Executive Officer
Maria Calero........................           Executive Vice President             50                 1999
                                                 Corporate Comptroller
Roberto Cordova.....................           Executive Vice President             43                 2003
                                                  Commercial Banking
Carlos M. Garcia....................           Executive Vice President             31                 2002
                                                   Wholesale Banking
Luis M. Vinuela.....................           Executive Vice President             45                 2001
                                                    Retail Banking
Ivonna Pacheco......................          First Senior Vice President           37                 2000
                                                    Human Resources
Nilda Picorelli Lopez...............          First Senior Vice President           61                 2000
                                                   Customer Services
Rafael Saldana......................          First Senior Vice President           42                 2003
                                                    Retail Banking
Ramon Sanchez.......................          First Senior Vice President           33                 2000
                                                    Internal Audit
Sergio San Pedro....................          First Senior Vice President           47                 2001
                                                   Irregular Assets
Laura Vazquez.......................          First Senior Vice President           44                 2001
                                                      Comptroller
Enrique R. Ubarri, Esq..............          Secretary, General Counsel            31                 2000
                                              and Senior Vice President -
                                                 Compliance and Legal

Directors of the Corporation

      Gonzalo de las Heras has served as Chairman of the Board of Directors of the Corporation and the Bank since October 2002. Prior to his appointment as Chairman of the Board, Mr. de las Heras held a position as Director of the Bank since June 1998 and Director of the Corporation since May 2000. Mr. de las Heras has served as managing director of Santander Central Hispano Group since 1990, responsible for all of the group's business in the United States. Before joining the Santander Central Hispano Group, he served in various positions at J.P. Morgan, including as Senior Vice President responsible for Latin America. Mr. de Las Heras received a law degree from the University of Madrid and completed postgraduate studies in Finance and Economics from the University of Southern California. From 1993 to 1997, he was a member of the New York State Banking Board, past President of the Board of Directors of the Institute of International Bankers and currently serves as a Trustee of the New York Public Library.

      Jose R. Gonzalez, has served as President, Chief Executive Officer and Vice Chairman of the Board of Directors of the Corporation since October 2002. Prior to his appointment as President and Chief Executive Officer of the Corporation, Mr. Gonzalez served as Senior Executive Vice President and Chief Financial Officer of Santander BanCorp from July 2001 and as Director of the Corporation since 2000. From 1996 to July 2001, Mr. Gonzalez served as President and Chief Executive Officer of Santander Securities Corporation, a securities broker-dealer since August 1996. From 1995 to 1996, Mr. Gonzalez was Vice President and Chief Financial Officer of MOVA Pharmaceutical Corporation, a privately held pharmaceutical manufacturing company based in Caguas, Puerto Rico. Prior to this, Mr. Gonzalez was at Credit Suisse First Boston, a securities broker-dealer, from 1983 to 1986 as a Vice President of Investment Banking, and from 1989 to 1995 as President of the Puerto Rico operations of the firm. From 1986 to 1989, Mr. Gonzalez was President and Chief Executive Officer of the Government Development Bank for Puerto Rico. Mr. Gonzalez is Vice Chairman of the Board of Trustees of the University of Puerto Rico. Mr. Gonzalez received a B.A. in Economics from Yale University in 1976, and MBA and Juris Doctor degrees from Harvard University in 1980.

      Victor Arbulu Crousillat became a Director of the Corporation on October 2002. He worked for J.P. Morgan for over 25 years in various positions in Europe, North America and South America. He was a Managing Director of J.P. Morgan, member of its European management committee and Chief Executive Officer for Spain and Portugal from 1988 until 1998. Prior to joining J.P. Morgan, Mr. Arbulu worked as an officer of the Interamerican Development Bank in Washington, D.C., and also as a financial consultant and in management positions of industrial companies in Spain and Latin America. Mr. Arbulu holds a degree in Mechanical Engineering from the Universidad Nacional de Ingenieria in Lima, Peru and a Masters of Business Administration from the Escuela para Graduados (ESAN) in Lima, Peru.

      Victor Barallat Lopez has been a member of the Board of Directors of the Corporation since May 2000. He has been with SCH since 1997 and is presently Chairman of the Board of Administracion de Bancos Latinoamericanos Santander, S.L. and Director of Financial Resources and Business Development for Latin America. Prior to 1997, he served as Vice President for Chase Manhattan Bank in New York, Madrid and London and was Director of Financial Administration for Corporacion Bancaria de Espana, S.A. Mr. Barallat holds a Master's in Business Administration ("MBA") from the Wharton School of the University of Pennsylvania and an engineering degree from the Polytechnic University of Madrid.

      Maria Calero has served as Director of the Corporation since February 2001. Ms. Calero was named Executive Vice President and Corporate Controller in January 2001. Ms. Calero was appointed Director of the Board of Directors of the Bank in May 2000. From April 1996 to December 2000, Ms. Calero held the position of First Senior Vice President - Compliance and Legal Department. From April 1995 until April 1996, Ms. Calero held the title of Senior Vice President - Compliance Department and since November 1998 has been in charge of the Corporation's Investor Relations. Prior to her employment at the Bank in April 1995, she held the position of Senior Vice President, Administration/Finance at Santander National Bank from November 1992 to March 1995, having served previously as a private consultant to those institutions on accounting and regulatory matters. Ms. Calero also worked for Deloitte, Haskins & Sells, and San Juan Office from August 1975 to August 1985; as Audit Manager, Savings & Loans Industry, from June 1980 to August 1985. Ms. Calero is a member of the American Institute of Certified Public Accountants, the Puerto Rico Society of Certified Public Accountants, and the Florida Institute of Certified Public Accountants.

      Carlos M. Garcia was named Director of the Corporation in April 2002. Mr. Garcia currently serves as President and Chief Executive Officer of Santander Securities Corporation and also as Executive Vice President responsible for Wholesale Banking of Banco Santander Puerto Rico. Mr. Garcia joined Santander Securities in 1997 as Director of its Investment Banking Department. Prior to joining Santander Securities, Mr. Garcia was Vice President of Investment Banking at Popular Securities, Inc. and from 1993 to 1995 Mr. Garcia worked for Credit Suisse First Boston Corporation. Mr. Garcia holds a dual degree in Business from the Wharton School and in Comparative Literature from the College of Arts and Sciences of the University of Pennsylvania.

      Vicente Gregorio was named Director of the Corporation and the Bank on March 1, 2003. Mr. Gregorio is a Certified Public Accountant and is the President of VRC Business Services, Inc.. Prior to joining VRC Business Services, Inc., Mr. Gregorio held various positions in Arthur Andersen, LLP from 1973 to 2002. From 1987 to August 2002, Mr. Gregorio served as Managing Partner of the San Juan Office of Arthur Andersen, LLP and also headed the Assurance and Business Advisory Group. While at Arthur Andersen, LLP, Mr. Gregorio provided services to a number of financial institutions, including, the Corporation and the Bank. Mr. Gregorio holds a Bachelor Degree in Business Administration with honors from the University of Puerto Rico. He is a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

      Adolfo Lagos became a Director of the Corporation on October 2002. Mr. Lagos has worked for Grupo Financiero Serfin since 1973. He has served as General Director of Grupo Financiero Serfin since 1996. Prior to his appointment as General Director, Mr. Lagos worked as Deputy General Director responsible for Retail Banking and Commercial Banking from 1989 to 1996. From 1986 to 1989, Mr. Lagos was responsible for the development of systems and new products. Prior to this appointment, he held various positions in the Information Technology Division. Mr. Lagos holds a B.S. in Industrial Administration from the Massachusetts Institute of Technology and a Master's degree in Operations Research from Stanford University.

      Roberto H. Valentin has been a Director of the Corporation since May 2000 and Director of the Bank since April 1992. Mr. Valentin is an industrial engineer, a private investor and has served as Chairman and President of the following firms: Puerto Rico Box Corporation, Eric's Products, Inc., VIE Development Corp, Dianissa Development Corp., RHV Investment Co., Desarrolladora Roosevelt, Inc. and Costa Corcega, S. E. He has served as a member of the Board of Directors of Rio Mar Development and Country Club, Rotary International, Inc., and Rotary Foundation Inc. and as a member of the Board of Trustees of Universidad del Sagrado Corazon. Mr. Valentin currently serves as a member of the Board of Directors of the Puerto Rico Industrial Development Company.

      Jesus M. Zabalza became a Director of the Corporation in October 2002. Mr. Zabalza currently serves as General Director of Santander Central Hispano, S.A responsible for Latin America since July 2002. Prior to joining Santander Central Hispano, S.A., Mr. Zabalza held various positions at La Caixa- "Caja de Ahorros y Pensiones y Pensiones de Barcelona" where he directed from 1996 to 2002 the retail-banking sector for Madrid and related areas. Prior to joining La Caixa, Mr. Zabalza worked at Caja Postal as General Director and also served as General Director of the Banco Hipotecario y Caja Postal from 1992 to 1996. From 1982 to 1992, Mr. Zabalza held several positions at Banco de Vizcaya, including Director of Commercial Banking, Director of Central Services and Director of Area. Mr. Zabalza holds an Industrial Engineer degree.

Executive Officers of the Corporation (Other than Directors of the Corporation)

      The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

      Roberto Cordova was named Executive Vice President and Director of Commercial Banking on February 2003. Prior to joining the Corporation, Mr. Cordova served as Senior Vice President responsible for Corporate and Commercial Banking at Scotiabank Puerto Rico where he worked for 18 years in various positions within the Bank. Mr. Cordova also served as Vice President for Shields Title Company in the general management of the title insurance company. Mr. Cordova holds a Bachelor's and Master's degrees in Finance from Saint Louis University and a Juris Doctor from the School of Law at Interamerican University of Puerto Rico.

      Luis M. Vinuela was named Executive Vice President for Retail Banking in May 2001. Mr. Vinuela previously served in Banco Santander Mexicano as Managing Director of Commercial Banking from 1999 to 2000 and Managing Director of Retail Banking from 1997 to 1999. Mr. Vinuela also worked in Mexico for Bancrecer Financial Group from 1993 to 1997, where he served as Adjunct Managing Director and Executive Director of Marketing. Mr. Vinuela also served as Group Product Manager and Director of Advertising and Corporate Image for Bankinter from 1982 to 1988 and Director of Marketing for Natwest and Warner Home Video. Mr. Vinuela has a Bachelor's Degree in Economics and Management from Fundacion Universitaria San Pablo- C.E.U. and Universidad Autonoma de Madrid.

      Ivonna Pacheco has served as First Senior Vice President of the Bank in charge of the Human Resources Department since November 2001. Ms. Pacheco began at the Bank in 1990 as Manager of the Total Quality Program, becoming in 1995 Assistant Vice President of the Telephone Banking Department. Prior to her employment at the Bank, Ms. Pacheco served as Organizational Development Consultant for Banco Popular de Puerto Rico. She is a licensed psychologist with a Ph.D. in Industrial Organizational Psychology.

      Nilda Picorelli currently serves as First Senior Vice President - Customer Services. From 1996 to February 2003, Ms. Picorelli served as Director of the Operations Department of the Bank. From 1990 until 1996, Ms. Picorelli Lopez held the title of Senior Vice President - Operations Department. Prior to her employment at the Bank, she worked for Caguas Central Federal Savings Bank as Assistant Vice President - NOW Accounts Department and Vice President - Branch Administration and Operations from 1980 to 1990. Ms. Picorelli Lopez also worked at The Chase Manhattan Bank from 1961 to 1980 as Director of Operations and Branch Administration in Puerto Rico.

      Rafael F. Saldana joined the Corporation on February 2003 as First Senior Vice President and Adjunct Commercial Director. Mr. Saldana previously served as Director for Commercial Banking, Marketing and Strategic Planning of the Bank from 1990 to 1996. Prior to returning to the Corporation, Mr. Saldana served as Chief Marketing Officer-Hispanic Markets at Capital One in Tampa, Florida. From 1999 to 2001 Mr. Saldana worked as Vice President Corporate Marketing and General Manager for Hispanic Business at Fingerhut/Federated Department Stores. From 1998 to 1999, Mr. Saldana was Senior Vice President at Fleet Financial Group from 1998 to 1999 directing Delivery Planning and Channel Management at the Retail Distribution Group. Prior to joining Fleet Financial, he was Senior Vice President for Wachovia Corporation responsible of consumer products, electronic banking, and channel management. Mr. Saldana earned a Bachelor of Arts degree with a concentration in Economics from the University of Puerto Rico (Magna Cum Laude) and a Masters in Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University.

      Ramon Sanchez has served as First Senior Vice President-Internal Audit Department of the Bank since June 2000. From 1994 until 2000, Mr. Sanchez worked for the SCH Audit Department and held the title of Senior Auditor for the last two years. During that period he did the internal audit review of several banks of the SCH Group in Latin America. He received a Juris Doctor in 1994 from the University of Salamanca and completed his education with practical training in Banco Santander, London, in the Accounting Department and in Banco Santander, New York in the Investment Division.

      Sergio San Pedro has served as First Senior Vice President in charge of the Irregular Assets Unit since June, 2001. From 1998 to May 2001, Mr. San Pedro was Director of Underwriting for Banco Santander Chile. Prior to his experience with Banco Santander Chile, Mr. San Pedro had been with Banco Santander Puerto Rico as Senior Lending Officer. Mr. San Pedro holds a Bachelor's Degree in applied mathematics and an MBA with a concentration in corporate finance from the University of Notre Dame.

      Laura Vazquez has served as First Senior Vice President and Comptroller since September 2001 and prior to that as Senior Vice President and Deputy Comptroller. Ms. Vazquez has been with the Bank since 1989. From 1986 to 1989 Ms. Vazquez worked for Arthur Andersen & Co. as Senior Auditor. Ms. Vazquez holds a Bachelor's Degree in Economics from Boston University and a Master's Degree in Professional Accounting from the University of Miami. Ms. Vazquez is a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants.

      Enrique R. Ubarri, Esq. has served as Senior Vice President - Compliance and Legal since October 2000 and as Corporate Secretary since February 2001. Mr. Ubarri was formerly with the firm Fiddler Gonzalez & Rodriguez, LLP. Mr. Ubarri has a Bachelor's Degree from Boston University in Political Science with a minor in Economics, a Juris Doctor degree from the Interamerican University School of Law and holds a Masters degree in Securities and Financial Regulation from Georgetown University Law Center and a Master's degree in Banking Law from the Morin Center at Boston University. Mr. Ubarri also holds a Masters in Business Administration (MBA) from the Wallace Carroll Graduate School of Management at Boston College with a concentration in the management of financial institutions.

      BOARD OF DIRECTORS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation and of the Bank held 9 and 15 meetings, respectively, during the year ended December 31, 2002. The Corporation and the Bank have various standing committees as described below, in addition to other management committees. Mr. Barallat did not attend 50% of the aggregate of the meetings, Mr. Valentin did not attend 33% of the aggregate of the meetings and Mr. de las Heras did not attend 45% of the aggregate meetings of the Board of Directors of the Corporation held during year 2002. The Corporation's Board of Directors has one standing committee, the Audit Committee. The Bank's Board of Directors has two outstanding committees: (i) the Credit Committee; and (ii) the Trust Committee. There is no standing Nominating Committee. For the election of directors, the full Board of Directors in its meeting exercised its power to nominate directors. Information regarding the Audit, Credit, and Trust Committee follows:

Audit Committee

      The Audit Committee is a committee of the Corporation and serves also as the audit committee for the Bank. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation and the Bank, and compliance with applicable laws and regulations. The Committee meets with the Corporation's and the Bank's independent accountants to approve the scope of the audit, review their report on the examination of the Corporation's and the Bank's financial statements and other reports, and their comments on the system of internal controls. Also, the Committee oversees the internal audit function, including approval of the internal audit plan and reports prepared by the Internal Audit Department on their examinations of the operating and business units and other special examinations.

      The members of the Audit Committee are Mr. Victor Arbulu, Mr. Vicente Gregorio and Mr. Roberto Valentin. Mr. Ramon Sanchez, First Senior Vice President and Internal Audit Director of the Corporation, presents audit reports to the Committee. The Audit Committee met 22 times during the year ended December 31, 2002. With the exception of Mr. Vicente Gregorio, during the year ended December 31, 2002, former directors Richard Reiss, Carmen A. Culpeper and Pablo Pardo were also members of the Audit Committee. None of the members of the committee are officers or employees of the Corporation or the Bank.

Credit Committee

      The Board of Directors of the Bank, through the implementation of the Bank's Loan Policy, has established various management credit committees to monitor and review the bank's lending function. These committees review, evaluate, approve, or reject loan applications in accordance with the lending authority specified hereinafter: a) Small Loan Credit Committee approves loans up to $100,000; b) Regional Credit Committee approves loans up to $1,250,000; c) Credit Administration Committee approves loans up to $3,500,000; d) Management Credit Committee approves secured loans up to $15,000,000, unsecured loans up to $7,000,000 and loans secured by personal guaranty up to $5,000,000; e) the Board of Directors' Credit Committee must approve secured loans in excess of $15,000,000, unsecured loans in excess of $7,000,000 and loans secured by personal guaranty in excess of $5,000,000.

      Lending authority includes any and all extensions of credit for the total outstanding debt to the Bank from the borrower, co-signers, and related interests. The credit facilities approval process excludes residential loan mortgage balances and consumer loans. Loan approval requires unanimous consent and each committee meets at least twice a week. All applications for loans to principal shareholders, Directors, Officers, and their related interests, must be submitted for review and approval to the Board of Directors and, if approved, must be made on the same terms and conditions as for any other Bank customer.

      The members of the Board's Credit Committee are Messrs. Vicente Gregorio, Jose R. Gonzalez and Roberto Valentin. Mr. Irving Rivera is Senior Vice President, Credit Administration of the Bank and also attends meetings of the Committee. With the exception of Mr. Vicente Gregorio, during the year ended December 31, 2002, former directors Richard Reiss and Pablo Pardo were also members of the Credit Committee. The Credit Committee met 23 times during the year ended December 31, 2002.

Trust Committee

      The Trust Committee reviews and approves the activities of the Bank's Trust Department. The Trust Committee also reviews internal controls and audit reports of trust operations. The members of the Trust Committee are Messrs. Vicente Gregorio, Roberto Valentin, and Carlos Garcia. Mr. Gabriel Diaz, Senior Vice President and Executive Trust Officer also attends meetings of the Trust Committee. With the exception of Mr. Vicente Gregorio, during the year ended December 31, 2002, former directors Richard Reiss and Pablo Pardo were also members of the Audit Committee. The Trust Committee met 11 times during the year ended December 31, 2002.

                     COMPENSATION OF DIRECTORS AND OFFICERS

Compensation of Directors

      During fiscal year 2002, directors received a fee of $1,000 for each Board of Directors meeting attended, $1,000 for each Credit Committee meeting attended, and $1,000 for each Audit Committee Meeting, and for each Trust Committee meeting attended, and a quarterly allowance of $1,000. Only directors who are not officers of the Corporation or SCH receive fees for attendance at Board of Directors meetings or committee meetings.

Indemnification of Directors

      At the Annual Meeting of Stockholders of the Corporation held May 1, 2000, the Board of Directors of the Corporation expressly authorized the Corporation to enter into indemnification agreements with Directors of the Corporation in order to indemnify them in their capacity as directors of the Corporation in accordance with Article 4.08 of the General Corporations Law of Puerto Rico. To the extent permitted by federal laws, under said section the Corporation: (i) is authorized to indemnify each director of the Corporation for amounts paid in expenses, judgments, fines and settlements in connection with any action arising from his position as Director of the Corporation if such Director acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; and (ii) may indemnify each Director of the Corporation for the expenses incurred in defending against liability arising from action taken in respect of his position if such actions were taken in good faith and in a manner reasonably believed to be in or not opposed to the Corporation's best interest and may advance to any Director the costs associated with any such action upon receipt of an undertaking by or on behalf of the Director to repay such amount if it is ultimately determined such Director is not entitled to indemnification from the Corporation.

Compensation of Executive Officers

Pension Plan

      The Bank has a qualified defined benefit retirement plan that provides all eligible employees (including executive officers) with retirement benefits (the "Retirement Plan"). Employees of the Corporation benefit from the Retirement Plan. Corporation employees are eligible to participate in the Retirement Plan after attaining 21 years of age and completing one year of service. A participant will receive a year of credited service for each plan year in which he or she is credited with 1,000 or more hours of service. The compensation basis used for plan formula is basic monthly earnings and is subject to the limitations under U.S. Internal Revenue Code (the "Code"). The normal retirement age under the plan is 65 years of age; early retirement age is at 55 years of age and 15 years of service. At early retirement, benefits are subject to actuarial reduction. The Retirement Plan complies with the Employees Retirement Income Security Act of 1974 (ERISA) and pension costs are funded according to ERISA's minimum funding standards. Former employees of Banco Central Hispano - Puerto Rico ("BCH") who are now employed by the Bank participate in the Bank Retirement Plan effective January 1, 1997. Benefits accrued for years of service with BCH are provided through BCH Pension Plan up to November 30, 1996. In fiscal years 2001 and 2002, the total contribution to the Retirement Plan by the Bank amounted to $1,200,000 in each year.

      Executives of the Bank that receive compensation from SCH do not participate in the Retirement Plan.

                               PENSION PLAN TABLE

      The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based upon certain assumptions as to annual basic salary levels and years of service. The amount payable in this table are not necessarily representative of amounts that may actually become payable under the Retirement Plan. The amounts represent the annual benefits upon retirement on December 31, 2002, of a participant at age 65.

Annual Basic Salary                                               Years of Service
-------------------                                               ----------------
                                       10               15               20                 25               30
$400,000                           $18,443.57       $27,665.35       $36,887.13         $46,108.91       $55,330.70
$300,000                           $18,443.57       $27,665.35       $36,887.13         $46,108.91       $55,330.70
$200,000                           $18,443.57       $27,665.35       $36,887.13         $46,108.91       $55,330.70
$100,000                           $18,443.57       $16,415.36       $21,887.14         $27,358.93       $32,830.71

      No executive officer of the five highest paid key policymaking Executive Officers benefited from the Retirement Plan during the year ended December 31, 2002.

      The 2002 annual basic salary and estimated years of service at age 65 of the only three executive officers of the five highest paid key policy making Executive Officers that benefit from the Retirement Plan are as follows:

                                                    12/31/2002                  Estimated Years of Service
                                                Annual Basic Salary                      at Age 65
                                          --------------------------------    --------------------------------
                 Jose R. Gonzalez                    $550,000                               23
                   Maria Calero                      $206,916                               25
                 Sergio San Pedro                    $160,000                               25

      The basis for the Retirement Plan formula is annual basic salary received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other retirement benefits received by participants.

Employees Savings Plan

      The Bank has a Defined Contribution Savings Plan (the "Savings Plan") pursuant to section 1165 (e) of the Puerto Rico Internal Revenue Code (the "Puerto Rico Code"), which is similar to section 401-K of the U.S. Tax Code. Employees of the Corporation benefit from the Savings Plan. The Plan complies with ERISA and is qualified under the Puerto Rico Code. Bank employees are eligible to participate in the Savings Plan after completing six (6) months of service and there is no minimum age requirement to participate. Participating employees may contribute from 1% to 10% of their annual compensation or $8,000, which ever is lower. Bank contributions to the Savings Plan are discretionary. The Bank contributions to the Savings Plan during fiscal year 2002 amounted to $500,000.

Performance Bonus Plan

      At the beginning of each calendar year, the President of the Bank meets with each executive officer to discuss and determine such executive officer's goals for the upcoming fiscal year. By the year's end, the President evaluates to what extent each executive officer has achieved the previously established goals. Once this determination is made, and taking into consideration any special project assigned to the executive officer and the overall performance of the Bank, a performance bonus for the year is established and approved by the Board of Directors, either in an aggregate amount or by specific executive officer.

Key Executive Plan

      This is a special program implemented in 1990 to secure the services of certain key officers. The design follows the established parameters of a BOLI Program or Bank Owned Life Insurance Plan, also known in the past as a "Key Man" plan. This is a non-qualified plan and it is exempt from ERISA regulations.

      The Bank has acquired life insurance policies with an accumulated cash value feature for ten officers (including one executive officer). The Bank is the owner and beneficiary of the policy proceeds at all times. If the employee terminates its employment with the Bank, the policy is redeemed for the accumulated cash values. In the event of death of the participant, the Bank receives full payment of insurance coverage and pays the benefit agreed to the participant's beneficiaries. The balance will compensate the Bank for the loss of the executive and for the recuperation of premiums paid. The benefit is paid in ten years drawing one tenth from the cash value in order to maintain the life insurance policy active and to recuperate premiums paid. The accumulated cash values are reflected in the Bank's balance sheet as part of its assets. The only executive officer that benefits from this Key Man Plan is Laura Vazquez.

      The total future premium payment is approximately $300,000 on a declining balance of annual premium payments. The annual premium for 2002 was $100,000. The prospective premium for 2003 is $65,000. The annual payments for the remaining years decline as participants fulfill the total premium costs to maintain the cash values.

Annual Compensation

      The following table sets forth the annual compensation for the Bank's Chief Executive Officer and the Bank's seven other most highly compensated executive officers for the years ended December 31, 2002, 2001 and 2000.

                          [TABLE IN THE FOLLOWING PAGE]

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation
                                       Year      Salary (1)        Bonus (2)      Other (3)     All Other           Total
                                                                                              Compensation
Jose R. Gonzalez (4).............      2002       $497,499         $310,183          --             --             $807,682
President & CEO                        2001       $207,857         $250,000          --             --             $455,857
                                       2000          --               --             --             --                --

Juan Arenado (5).................      2002       $637,430         $498,000          --         $146,849(6)       $1,282,279
Former President & CEO                 2001       $513,699         $500,000          --         $210,525(6)       $1,224,224
                                       2000       $472,633         $450,000          --         $197,794(6)       $1,120,427

Monica Aparicio (7)..............      2002        $96,923          $95,332          --         $214,862(8)        $407,117
Former Chief Executive Officer         2001          --               --             --             --                --
                                       2000          --               --             --             --                --

Luis M. Vinuela..................      2002       $450,000         $169,500          --         $106,671(9)        $726,171
Executive Vice President               2001       $166,666         $180,000          --         $96,603(9)         $443,269
                                       2000          --               --             --             --                --

Guillermo Sanz...................      2002       $213,800          $84,400          --         $68,929(10)        $367,129
Executive Vice President               2001       $200,000          $80,000          --         $79,205(10)        $359,205
                                       2000       $180,000          $95,000          --         $71,110(10)        $346,110

Maria Calero.....................      2002       $206,917(11)     $120,000          --             --             $326,917
Executive Vice President               2001       $189,886(11)      $80,000          --             --             $269,886
                                       2000       $192,092(11)      $75,000          --             --             $267,092

Sergio San Pedro.................      2002       $159,999          $28,000          --             --             $187,999
First Senior Vice President            2001        $97,025          $15,000          --             --             $112,025
                                       2000          --               --             --             --                --

Jorge Charlan (12)...............      2002       $174,242          $92,866          --        $159,240(13)        $426,348
Former Executive Vice President        2001       $207,156          $70,000          --        $179,626(13)        $456,782
                                       2000       $193,215          $92,500          --        $147,826(13)        $433,541

Sergio Moya (14).................      2002       $287,500            --             --         $87,090(15)        $374,590
Former Executive Vice President        2001       $155,000         $250,000          --         $96,603(15)        $501,603
                                       2000          --               --             --             --                --

Long Term Compensation - NONE
All Other Compensations - NONE

(1) Historically, Banco Santander Central Hispano, S.A. has contributed approximately 25% to 30% of the salaries of the following expatriate officers, Mssrs, Juan Arenado and Jorge Charlan. These payments from Santander Central Hispano, S.A. are made in Euros and converted to U.S. dollars.
(2)   Includes performance bonus earned during the respective years.
(3) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of any named officer.
(4) Mr. Gonzalez became President and Chief Executive Officer in October 3, 2002. Previously he served as President and Chief Operating Officer since April 30, 2003 and prior to that appointment he served as Senior Executive Vice President and Chief Financial Officer.
(5) Mr. Arenado completed his tenure as Chief Executive Officer and President on April 30, 2003.
(6)   Includes $86,457 in 2002, $103,268 in 2001 and $99,365 in 2000 of personal income tax reimbursed, and $50,880 in 2002, $96,000 in 2001 and in 2000 of house rent.
(7) Ms. Aparicio served as Chief Executive Officer from April 30, 2002 to October 3, 2002.
(8) Includes $71,493 in 2002 of personal income tax reimbursed and $96,641 of home expenses.
(9) Includes $32,186 in 2002 and $8,344 in 2001 of personal income tax reimbursed and $61,200 in 2002 and $51,000 in 2001 of house rent.

(10)  Includes $61,000 in 2002, $54,000 in 2001 and $49,500 in 2000 of house rent, and $7,929 in 2002, $18,579 in 2001 and $21,610 in 2000 of personal income tax reimbursed.
(11) Ms. Maria Calero received as deferred compensation $78,849 in year 2000; $78,812 in year 2001 and $89,927 in the year 2002.
(12)  Mr. Charlan completed his service for the Corporation on August 31, 2002.
(13)  Includes $73,412.45 in 2002, $61,427 in 2001, and $64,435 in 2000 of
      personal income tax reimbursed, and $52,200 in 2002, $68,400 in 2001, and $65,200 in 2000 of house rent.
(14)  Mr. Moya completed his service for the Corporation on December 14, 2002.
(15) Includes $19,617.00 in 2002 and $8,344 in 2001 of personal income tax reimbursed and $48,000 in 2002 and $36,000 in 2001 of house rent.

             Directors and Executive Officers Incentive Compensation

      The Bank is in the process of revising its incentive compensation policy for executive officers, to include specific performance measurements, which should align more closely the interests of management with those of the shareholders such as a return on equity benchmark.

        REPORT OF THE BANK'S BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

      The Bank's Board of Directors evaluates the compensation policy for the President and CEO, and Executive Officers of the Corporation and of the Bank. The Board of Directors of the Bank as a whole considers among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Bank's long-term performance. Management is kept appraised of such competitive pay practices by independent consultants who conduct periodical analysis of executive compensation of a peer group of financial institutions similar in size and scope. The group used by the Board of Directors for comparison purposes is reviewed in light of industry developments, and significant mergers/acquisitions, to ensure that it is consistent with the Bank's size and focus. The peer group currently consists of regional banking organizations with a retail banking emphasis.

The President & Chief Executive Officer

      On an annual basis the Chief Executive Officer and President submits to the Bank's Board of Directors a plan setting forth both quantitative and intangible goals applicable to each year and long-term goals. Evaluations are made against the goals set forth in the plan. During 2002, Mr. Gonzalez' base salary was $497,500.

      The Board of Directors evaluates the President's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature and the weight assigned to each factor determining compensation adjustments cannot be quantified.

Executive Officers

      The group of Executive Officers is composed of a President and CEO, four Executive Vice Presidents, six First Senior Vice Presidents and the General Counsel. The President and CEO recommends to the Board of Directors of the Bank, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

      The salary increase program allows discretionary salary increases based on individual performance. It provides the President and CEO the opportunity to recognize changes in individual responsibilities and performance levels.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee operates pursuant to a Charter that was adopted by the Board of Directors of the Corporation on March 20, 2003. A copy of such Charter is attached to this Proxy Statement as Exhibit A.

      The role of the Audit Committee is to assist the Corporation's Board of Directors in its oversight of the Corporation's financial reporting process and the Corporation's internal and external audit processes. As set forth in the Charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to achieve compliance with accounting standards and applicable laws and regulations. The independent auditors of the Corporation are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles generally accepted in the United States of America.

      The members of the Audit Committee are not employees of the Corporation. All members of the Audit Committee are financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the audit committee, but generally are not, and do not represent themselves to be, engaged professionally in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including matters relating to the determination of the independence of outside auditors. However, at least one member of the audit committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Moreover, as set forth in the Charter, the Audit Committee relies on and makes no independent verification of the financial and other information presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards and applicable laws and regulations.

      The Audit Committee of the Board of Directors of the Corporation recommended to the Board of Directors to release Arthur Andersen LLP as the Corporation's independent public accountants and engaged Deloitte & Touche LLP to serve as the Corporation's independent public accountants for fiscal year ended December 31, 2002. A current report on Form 8-K was filed on July 3, 2002 informing this event, which is incorporated by reference to this report.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2002 with management and the independent accountants. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently modified or supplemented, has considered whether the provision of non-audit-services by the independent accountants to the Corporation is compatible with maintaining the accountants independence, and has discussed with the independent accountants the accountants' independence from the Corporation and its management.

      Based on the Audit Committee's review of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         Submitted by:

         Victor Arbulu                      Director

         Vicente Gregorio                   Director

         Roberto Valentin                   Director

                        TRANSACTIONS WITH RELATED PARTIES

      Various affiliates of the Corporation purchase certain technical assistance from the Bank. Fees related to such technical assistance amounted to $4.1 million and $3.0 million for the years ended December 31, 2001 and 2002, respectively. Furthermore, in the ordinary course of business, the Bank extends loans to officers and directors of the Corporation and their related parties that do not involve more than the normal risk of collectibillity. The Bank's management believes that each of these transactions, as well as the transactions described below, is consummated on normal business terms (including interest rates and collateral, with respect to loans) not less beneficial to the Bank than terms that would have been offered to or by unaffiliated third parties in similar circumstances.

      From time to time, in the normal course of business, the Bank enters into certain transactions with affiliates for the leasing of real estate. For such rents, the Bank receives fees similar to those prevailing in the market. Currently, the Bank leases five floors of the Torre Santander building to Santander Securities Corporation. The total rent paid during 2002 by Santander Securities to the Bank in connection with this lease was $760,702. Santander Securities is a wholly owned subsidiary of SCH and an affiliate of the Bank. In addition, the Bank leased office space and received rent from Santander Investment International Bank totaling $85,339 and from Universia Puerto Rico, Inc. totaling $32,447 during 2002.

      From time to time, the Bank sells certain non-performing loans to Crefisa, an affiliate of the Bank, at net book value for disposition purposes; however, during 2002 there were no sales of non-performing loans to Crefisa.

      Historically, SCH has contributed approximately 25% to 30% of the salaries of certain expatriate officers. For 2002, SCH contributed to the salaries of the former President & CEO, Mr. Juan Arenado, former Executive Officer, Mr. Jorge Charlan, and First Senior Vice President, Mr. Ramon Sanchez.

      SCH and its affiliates had an aggregate of $752 million on deposit with the Bank as of December 31, 2002.

                         THE CORPORATION'S COMMON STOCK

      The stock performance graph presented below compares the cumulative total shareholder return of the Common Stock of Santander BanCorp (SBP) from January 1, 2002 to December 31,2002, with the cumulative total return of the S&P Small Regional Banks Index (SMBKRG) and the Puerto Rico Stock Index (PRSI). The graph represents $100 invested on January 1, 2002 at $17.50 per share as adjusted for the 10% stock dividend distributed in February 2000. The Board of Directors of the Bank acknowledges that the market price of the Common Stock is influenced by many factors and the Bank's performance is only one of those. The stock price shown in the graph is not necessarily indicative of future performance.

    [The following was represented by a line graph in the printed material.]

                                                      S&P Bank
 Date                                PRSI             Composite             SBP
--------------------------------------------------------------------------------
1/2/2002                            100.00             100.00             100.00
1/16/2002                           102.93              99.90              96.42
1/31/2002                           102.46             101.70              98.48
2/14/2002                           104.22             100.50              99.29
3/1/2002                            106.50             102.85             102.93
3/15/2002                           107.59             110.65             105.30
4/1/2002                            105.14             107.95             102.87
4/15/2002                           107.64             107.99             100.20
4/29/2002                           106.67             108.89              97.48
5/13/2002                           113.34             111.17             100.36
5/28/2002                           115.34             111.23              99.09
6/11/2002                           114.94             106.81              94.48
6/25/2002                           117.96             105.84              90.60
7/10/2002                           116.82             101.62              87.49
7/24/2002                           116.36              91.27              81.32
8/7/2002                            124.10              98.98              83.95
8/21/2002                           130.69             105.07              88.92
9/5/2002                            127.06             102.01              82.23
9/19/2002                           117.19              93.49              78.85
10/3/2002                           114.75              88.02              76.61
10/17/2002                          117.13              97.50              82.15
10/31/2002                          118.73              98.83              83.36
11/14/2002                          118.50              97.79              84.80
11/29/2002                          120.58              99.39              88.31
12/13/2002                          120.14              96.30              83.72
12/30/2002                          121.19              96.93              82.72

                  PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

      The aggregate fees paid or unpaid to Deloitte & Touche, LLP, the Corporation's independent public accountants during the year ended December 31, 2002, for professional services rendered for the audit of the Corporation's annual financial statements and for the reviews of the Corporation's financial statements included in the Corporation's quarterly reports on SEC Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002 were $406,922. In addition, $30,165 was paid to Arthur Andersen, LLP, for the review of the financial statements included in the Corporation's first quarterly report on Form 10-Q.

Financial Information Systems Design and Implementation Fees

      During the year ended December 31, 2002 Deloitte & Touche, LLP did not bill or render any professional services to the Corporation for information technology services relating to financial information systems design and implementation.

All Other Fees

      The aggregate fees paid and unpaid by the Corporation for services rendered by Deloitte & Touche, LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the year ended December 31, 2002 were $87,131.

      The Board of Directors intends to retain the services of Deloitte & Touche, LLP as the independent accountants of the Bank for the year 2003. Deloitte & Touche, LLP has served as independent auditors of the Bank since 2002.

      Representatives of Deloitte & Touche, LLP will attend the Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

            PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2004
                         ANNUAL MEETING OF STOCKHOLDERS

      Stockholders' proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Banco Santander Puerto Rico, 207 Ponce de Leon Avenue, San Juan, Puerto Rico, 00918, not later than November 24, 2003 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 2004 Annual Meeting of Stockholders.

                         ANNUAL REPORT AND OTHER MATTERS

      Enclosed with this Proxy Statement is the Company's Annual Report to Shareholders including the Annual Report on Form 10-K and the consolidated financial statements of the Bank for the year ended December 31, 2002, duly certified by Deloitte & Touche, LLP as independent public accountants of the Bank. Such Annual Report to shareholders is not a part of these proxy solicitation materials.

      To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one record holder, all should sign.

      Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card.

San Juan, Puerto Rico, March 26, 2003.        By Order of the Board of Directors


                                              /s/ Enrique R. Ubarri Baragano

                                              Enrique R. Ubarri Baragano, Esq.
                                                           Secretary

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

Assist the Board oversight of: (1) the Corporation's accounting and financial reporting principles and policies, and internal audit controls and procedures;
(2) the Corporation's financial statements and the independent audit thereof.

Act in an oversight capacity of: (a) Management's responsibility for the preparation, presentation and integrity of the Corporation's financial statements, (b) Management's responsibility for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, (c) Internal Audit Department's responsibility for examining and evaluating the adequacy and effectiveness of the systems of internal control of the Corporation and its subsidiaries to ensure: (i) The reliability and integrity of information. (ii) Compliance with the Corporation's policies, plans and procedures, as well as laws and regulations. (iii) The safekeeping of assets. (iv) The economical and efficient resources' use.

Evaluate the auditor's qualification performance and independence.

Prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement.

Establish procedures and continually monitor: the receipt, retention and treatment of complaints received by employees regarding accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                                    AUTHORITY

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and, as appropriate, obtain advice and assistance from special counsels and other experts or consultants.

The Audit Committee should meet separately at least annually with management, the Internal Auditor and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately, including the annual audited financial statements.

The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Determine whether any internal or external attorneys are allowed to practice before the SEC on behalf of the company. If so: (a) Ascertain that such individuals comply with the professional standards set forth by the SEC; and (b) Ascertain if the Corporation's attorney has reported evidence of material violations of securities law or breach of fiduciary duty or similar violation by the company or any agent thereof, to the chief legal counsel, CEO and the Audit Committee (if necessary actions have not been taken).

                                   COMPOSITION

The Audit Committee shall be comprised only of members of the Board who are independent directors. Each member shall not be an officer or employee of the Corporation, subsidiaries or affiliates, shall not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The members of the Audit Committee shall be financially literate.

                                                                       Exhibit A

At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The members of the Audit Committee shall satisfy the applicable membership requirements under the rules of the New York Stock Exchange; as such the Board in its business judgment interprets requirements. The company must disclose the expert's name and whether the expert is independent of management.

The Board shall designate the members of the Audit Committee. The Board shall designate as president of the Audit Committee one of its members, who shall preside over the meetings of the Committee and shall inform the Board of the actions taken by the Committee. In the event of a vacancy or an absence in the Audit Committee, the Board may designate any member of the Board as substitute, provided such person complies with the requisites established herein.

Determine with management and counsel, whether any consulting advisory, or other compensatory fees are being paid to Committee members, consider whether such fees are appropriate and if not, take immediate action to remedy the situation so as not to impair the independence of the Committee.

                                    MEETINGS

The Committee will meet at least once a month or more frequently if circumstances dictate to discuss the matters set forth in Duties and Responsibilities section. Members of the Audit Committee may participate, in a meeting of the Audit Committee, by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

The Committee will designate a Secretary among its members. The Secretary may delegate his (her) functions to any officer of the Corporation designated by the Secretary. The Secretary, or the person so designated, will notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports and documents required for each meeting of the Committee.

The Secretary or his (her) designee will prepare accurate minutes of each meeting of the Committee, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached. The President of the Committee will submit the minutes and the attachments considered necessary to the Board at their next meeting for their review and ratification.

The members of the Committee shall hold office from the time of designation until the next annual meeting of stockholders of the Corporation. The Board may, however, extend such period for one or all designated members.

A quorum shall consist of the majority of the members of the Committee. The decisions of the Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

                                RESPONSIBILITIES

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Corporation. It is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on: (i) Integrity of those persons and organizations within and outside the Corporation from which it receives information; (ii) Accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) Representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

                                                                       Exhibit A

The Committee will carry out the following responsibilities:

                              Financial Statements

o Advise management, the Internal Audit Department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices. The Audit Committee shall review these analysis as to: (a) Critical accounting policies and practices; alternative treatments of financial information within GAAP, including their ramifications and the methods preferred by the auditor; and any other material communication between the auditor and management, including management letters and schedules of unadjusted differences. (b) Management's responsibilities for establishing and maintaining an adequate internal control structure and procedures for financial reporting; and assessment, as of the end of the most recent fiscal year of the issuer, of the effectiveness of the internal control structure and procedures of the issuer for financial reporting.

o Ascertain that management has reviewed the Management Discussion and Analysis ("MD&A") to ensure information presented is consistent with the financial statements, and related footnote disclosures.

o Discuss with Management, Internal Auditor and/or Outside Auditors the audited financial statements.

o Discuss significant changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the Internal Audit Department or management.

o Review press releases quarterly and ascertain the absence of misleading information prior to issuance.

o     Review periodic reports (10Q, 10K, 8K, proxy, etc.).

                                Internal Control

o Meet with the CFO at least twice a year. Establish a prohibition of cross hiring (e.g. any individual that was employed by the company's auditors and participated in an audit within the last 12 months cannot be hired as the CEO, CFO or comptroller). Ensure CFO and CEO certification's process is adequate and appropriate to the needs and commercial complexity of the company, and is comprehensively documented. Consider having an independent third party assess the process. (a) Consider whether additional documentation is required for certification to be completed (b) Evaluate the current state of reporting on internal controls to evaluate whether any changes are necessary.

                                 Internal Audit

o Review the appointment and replacement of the Internal Auditor. Advice the Internal Auditor that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Audit Department and management's responses thereto. Instruct the internal auditors that they (in conjunction with the outside auditors) are ultimately accountable to the Board through the Audit Committee.

                                 External Audit

o The outside auditors shall annually submit to the Audit Committee a formal written statement delineating all relationship between the outside auditors and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation and the matters set forth in Independence Standards Board Standard No. 1.

                                                                       Exhibit A

o Pre-approve all audit and non-audit services performed by the external audit firm. The outside auditors shall annually submit to the Corporation a formal written statement of the fees billed for services rendered. The following categories shall be included: (i) The audit of the Corporation's and its subsidiaries' annual financial statements for the most recent fiscal year, and the reviews of the financial statements included in the Corporation's and its subsidiaries' Quarterly Reports on Form 10-Q for that fiscal year; (ii) Information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) All other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

o Have management provide a list of payments made to accounting firms for services other than financial statement audits. For such services: The Committee must assess whether they can be provided by the outside auditors firm going forward; assess which "no conflict" suppliers can perform these services going forward; communicate to management which services must be discontinued in compliance with SOA. Information should be gathered in connection with fees paid to independent accountants segregated into four categories: Audit Fees, Audit Related Fees, Tax Fees, and all other fees.

o The Audit Committee may hire and fire independent auditors and is responsible for the appointment, compensation and oversight of them.

o Ensure that the outside auditors prepare and deliver annually a Statement as to Independence (being understood that the outside auditors are responsible for the accuracy and completeness of this Statement). Discuss with the outside auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the Corporation's outside auditors taking in consideration the opinion of management and internal audit.

o Consider, if applicable, whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Corporation is compatible with maintaining the independence of the outside auditors.

o Instruct the outside auditors that they are ultimately accountable to the Board through the Audit Committee.

o Consider any reports or communications (and management's and/or the Internal Audit Department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented, including reports and communications related to:

            |X|   deficiencies noted in the audit in the design or operation of internal controls;
            |X|   consideration of fraud in a financial statement audit;
            |X|   detection of illegal acts;
            |X|   the outside auditor's responsibility under generally accepted auditing standards;
            |X|   significant accounting policies;
            |X|   management judgments and accounting estimates and assumptions;
            |X|   adjustments arising from the audit;
            |X|   the responsibility of the outside auditor for other
                  information in documents containing audited financial
                  statements;
            |X|   disagreements with management;
            |X|   consultation by management with other accountants;
            |X|   major issues discussed with management prior to retention of the outside auditor;
            |X|   difficulties encountered with management in performing the audit;
            |X|   the outside auditor's judgments about the quality of the
                  entity's accounting principles; and
            |X|   reviews of interim financial information conducted by the
                  outside auditor

                                                                       Exhibit A

o Discuss restrictions on scope of independent auditor's activities or access to requested information.

o Discuss any significant matters arising from any audit, report or communication referred, whether raised by management, the Internal Audit Department or the outside auditors, relating to the Corporation's financial statements.

o Review the form of opinion the outside auditors propose to render to the Board and shareholders.

o Obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

o Confirm that the external auditor plans to register with the Public Accounting Oversight Board (PCAOB). Have the external auditor confirm, quarterly, that they are in compliance with the rules of and are in good standing with PCAOB.

o Document the policy of rotation of the lead audit partner every five years, and ascertain that the engagement team has complied with this policy.

o Evaluate whether there is excessive or extravagant entertaining by management of auditors or vice versa.

                                   Compliance

o Review the company's code of ethics to determine if it complies with SOA's requirement relating to code of ethics for senior financial officers, and that all senior financial officers have signed the code of ethics.

                           Reporting Responsibilities

o Discuss with the Corporation's General Counsel or if required by the Audit Committee with independent counsel of its selection, any significant legal matters that may have a material effect on the financial statements and the Corporation's compliance policies, including material notices to or inquiries received from governmental agencies.

o Report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters, as the Audit Committee may deem necessary or appropriate.

o Review this Charter at least annually and recommend any changes to the Board pursuant to new laws and regulations.

                             Other Responsibilities

o Inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks. Ensure that management assesses the risks in the business and establishes internal controls to mitigate the risks, at least annually, and that the internal audit department independently reviews assessment. Conduct a review of management's assessment of the effectiveness of internal controls.

o Review, quarterly, transactions in company securities held by the company's pension plans to ensure that none occurred during designated blackout periods. Ensure trustees are aware of blackout periods.

o Review, annually, the procedure for related party transactions and conflicts of interest (or potential conflicts of interest) to be reported to the Board.

o Review, quarterly, related party transactions for compliance with established policies and procedures.

                                                                       Exhibit A

o Work with management to determine if current employee loan policies and procedures are in compliance with SOA. Adjust procedures as required to ascertain compliance with current regulations.

o Ensure that adequate insurance arrangements are in place for identified risks, in accordance with usual commercial practice.

o Review regular updates on accounting and corporate governance developments with an objective perspective of their impact to the Company and the Committee.

This Charter can be amended by means of an express resolution of the Board.

This Charter will be effective immediately after its approval by the Board. The Secretary of the Board will certify it with his (her) signature and the corporate seal, indicating the date it was approved.

                                                          Please            |_|
                                                          Mark Here
                                                          for Address
                                                          Change or
                                                          Comments
                                                          SEE REVERSE SIDE

1.    To elect four (4) directors for a three-year term, ending on April 2006-

      Nominees: 01 Gonzalo de las Heras, 02 Victor Barallat Lopez,
                03 Vicente Gregorio and 04 Jesus Zabalza

                                                   VOTE GRANTED, except
              VOTE GRANTED       VOTE WITHHELD      for the following
            FOR all nominees   FOR all nominees         nominee(s)

                  |_|                |_|                   |_|

(insert in the space provided below the names of those nominees for whom you do not wish to vote)

________________________________________________________________________________

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for fiscal year 2003;

               FOR                  AGAINST              ABSTAIN
               |_|                    |_|                  |_|

3. AT THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 and 2. Please refer to instructions below.

By checking the box to the right, I consent to future access of the     |_|
Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that Santander BanCorp (the "Company") may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor
Services LLC, Ridgefield Park, NJ 07660, and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN UNITED STATES, PUERTO RICO OR U.S. VIRGIN ISLANDS.


Signature____________________________ Signature___________________ Date_________

Please sign exactly as your name appears hereon. When shares are held by joint tenants or by tenants in common, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the president or other authorized officer should sign under the full corporate name and the position of such authorized officer should appear below the signature. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                SANTANDER BANCORP

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned hereby appoints Mr. Roberto H. Valentin and Ms. Maria Calero as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Santander BanCorp held on record by the undersigned on March 19, 2003, at the Annual Meeting of Shareholders to be held at the The Bankers Club of Puerto Rico, Room A, 208 Munoz Rivera Avenue, Hato Rey, Puerto Rico, on April 30, 2003, at 10:00 a.m. or at any adjournments thereof, as follows:

                           (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 ANNUAL MEETING
                                       OF
                               SANTANDER BANCORP

                        -------------------------------

                            Wednesday, April 30, 2003

                                   10:00 a.m.

                              San Juan, Puerto Rico

                                 [MAP OMITTED]
                 PARKING FEES WILL BE PAID BY SANTANDER BANCORP